                                                                    EXHIBIT 99.1
                         FORM OF LETTER OF TRANSMITTAL

                        PHIBRO ANIMAL HEALTH CORPORATION
                     PHILIPP BROTHERS NETHERLANDS III B.V.

                               OFFER TO EXCHANGE
   UNITS CONSISTING OF $103,207,000 AGGREGATE PRINCIPAL AMOUNT OF 13% SENIOR SECURED NOTES DUE 2007 OF PHIBRO ANIMAL HEALTH CORPORATION AND $24,284,000 AGGREGATE PRINCIPAL AMOUNT OF 13% SENIOR SECURED NOTES DUE 2007 OF PHILIPP
 BROTHERS NETHERLANDS III B.V. WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, PURSUANT TO THE PROSPECTUS, DATED FEBRUARY 4, 2005 FOR
 ALL OUTSTANDING UNITS CONSISTING OF $103,207,000 AGGREGATE PRINCIPAL AMOUNT OF
   13% SENIOR SECURED NOTES DUE 2007 OF PHIBRO ANIMAL HEALTH CORPORATION AND $24,284,000 AGGREGATE PRINCIPAL AMOUNT OF 13% SENIOR SECURED NOTES DUE 2007 OF
                     PHILIPP BROTHERS NETHERLANDS III B.V.

  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON MARCH 7, 2005, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF EXISTING UNITS MAY BE
        WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.

                                  DELIVERY TO:
              HSBC BANK USA, NATIONAL ASSOCIATION, EXCHANGE AGENT

               By Registered or Certified Mail, Hand Delivery or
                              Overnight Delivery:

                      HSBC Bank USA, National Association
                         One Hanson Place, Lower Level
                               Brooklyn, NY 11243
                  Attention: Paulette Shaw -- Corporate Trust

                           By Facsimile Transmission
                       (for eligible institutions only):
                                 (718) 488-4488
                  Attention: Paulette Shaw -- Corporate Trust

                             Confirm by Telephone:

                                 (800) 662-9844

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW UNITS FOR THEIR EXISTING UNITS PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITH-

DRAW) THEIR EXISTING UNITS TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

     The undersigned acknowledges receipt of the Prospectus dated February 4, 2005 (the "Prospectus") of Phibro Animal Health Corporation (the "US Issuer") and Philipp Brothers Netherlands III B.V. (the "Dutch Issuer" and, together with the US Issuer, the "Issuers") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Issuers' offer to exchange (the "Exchange Offer") 127,491 of the Issuers' units (the "New Units") consisting of $103,207,000,000 aggregate principal amount of 13% Senior Secured Notes of the US Issuer due 2007 (the "US Notes") and $24,284,000 aggregate principal amount of 13% Senior Secured Notes of the Dutch Issuer due 2007 (the "Dutch Notes" and, together with the US Notes, the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for 127,491 of the Issuers' outstanding unregistered units (the "Existing Units") consisting of $103,207,000 aggregate principal amount of 13% Senior Secured Notes of the US Issuer due 2007 (the "Existing US Notes") and $24,284,000 aggregate principal amount of 13% Senior Secured Notes of the Dutch Issuer due 2007 (the "Existing Dutch Notes" and, together with the Existing US Notes, the "Existing Notes"), upon and subject to the terms and conditions set forth in the Prospectus and this Letter of Transmittal. Other capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

     For each Existing Unit accepted for exchange, the Holder of such Existing Unit will receive a New Unit. Interest on the New Notes will accrue from the last interest payment date on which interest was paid on the Existing Notes surrendered in exchange therefor. Holders of Existing Units accepted for exchange will be deemed to have waived the right to receive any other payments or accrued interest on the Existing Notes. The Issuers reserve the right, at any time or from time to time, to extend the Exchange Offer at their discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Issuers shall notify holders of the Existing Units of any extension by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

     This Letter of Transmittal is to be used by Holders if: (i) certificates representing Existing Units are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Existing Units is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") or by confirmation of blocking instructions in accordance with the standard operation procedures of Euroclear or Clearstream, pursuant to the procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering Old Units -- DTC Book Entry Transfers" or "The Exchange Offer -- Procedures for Tendering Old Units -- Euroclear, Clearstream Procedures for Blocking Instructions"; or (iii) tender of Existing Units is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures." Certificates, book-entry confirmation of the transfer of Existing Units into the Exchange Agent's account at DTC, or confirmation of blocking instructions in accordance with the standard operating procedures of Euroclear or Clearstream, as the case may be, as well as this Letter of Transmittal or a facsimile hereof, properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. DELIVERY OF THE DOCUMENTS TO DTC, EUROCLEAR OR CLEARSTREAM DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     Tenders by book-entry transfer or confirmation of blocking instructions may also be made by delivering an agent's message in lieu of this Letter of Transmittal. The term "book-entry confirmation" means a confirmation of a book-entry transfer of Existing Units into the Exchange Agent's account at DTC. The term "confirmation of blocking instructions" means a confirmation from Euroclear or Clearstream that the securities account of the Existing Units tendered has been blocked from and including the day on which the conformation is delivered to the Exchange Agent and that no transfers will be effected in relation to the Existing Units at any time after such date. The term "agent's message" means a message to the Exchange Agent, transmitted by DTC through DTC's Automated Tender Offer Program system, or by Euroclear or Clearstream, as the case may be, which states that such facility has received an express acknowledgment that the Holder agrees to be bound by the Letter of Transmittal and that the Issuers may enforce the Letter of Transmittal against such Holder. The agent's message forms a part of a book-entry transfer.

     The term "Holder" with respect to the Exchange Offer means any person: (i) in whose name Existing Units are registered on the books of the Issuers or any other person who has obtained a properly completed bond power from the registered Holder; or (ii) whose Existing Units are held of record by DTC, Euroclear or Clearstream (or their nominees) who desires to deliver such Existing Units by book-entry transfer at DTC or by confirmation of blocking instructions in accordance with the standard operating procedures of Euroclear or Clearstream. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 11 herein.

 HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR EXISTING UNITS
   MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY. PLEASE READ THIS
                 ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE
                             CHECKING ANY BOX BELOW

------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF EXISTING UNITS
------------------------------------------------------------------------------------------------------------------------
                                                                                 AGGREGATE NUMBER OF   NUMBER OF UNITS
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)            CERTIFICATE      UNITS REPRESENTED   TENDERED (IF LESS
                 (PLEASE FILL IN, IF BLANK)                      NUMBER(S)*       BY CERTIFICATE(S)      THAN ALL)**
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                   TOTALS:
------------------------------------------------------------------------------------------------------------------------

   * Need not be completed by Holders tendering by book-entry transfer.

  ** Unless indicated in the column labeled "Number of Units Tendered," any tendering Holder of Existing Units will be deemed to have tendered the entire number of units represented by the column labeled "Aggregate
     Number of Units Represented by Certificate(s)." If the space provided above is inadequate, list the certificate numbers and number of units on a separate signed schedule and affix the list to this Letter of
     Transmittal.
--------------------------------------------------------------------------------

               THE MINIMUM PERMITTED TENDER IS ONE EXISTING UNIT.
ALL OTHER TENDERS MUST BE WHOLE EXISTING UNITS (NO FRACTIONAL EXISTING UNITS MAY
                                 BE TENDERED).

                         SPECIAL ISSUANCE INSTRUCTIONS

  To be completed ONLY if the Existing Units are to be issued in the name of someone other than the undersigned.

Issue certificate(s) to:

Name
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)

Book-Entry Transfer Facility Account:

--------------------------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS

  To be completed ONLY if certificates for a number of Existing Units not tendered or not accepted for exchange, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail certificate(s) to:

Name
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)

[ ] CHECK HERE IF TENDERED EXISTING UNITS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT DTC OR ARE BEING TENDERED BY CONFIRMATION OF BLOCKING INSTRUCTIONS IN ACCORDANCE WITH THE STANDARD OPERATING PROCEDURES OF EUROCLEAR OR CLEARSTREAM, AS APPLICABLE, AND COMPLETE THE FOLLOWING:

Name of Tendering Institution ---------------------------------------------

Account Number --------------------     Transaction Code Number ----------

[ ] CHECK HERE IF TENDERED EXISTING UNITS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s) ---------------------------------------------

Window Ticket Number (if any) ---------------------------------------------

Date of Execution of Notice of Guaranteed Delivery -------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND ARE RECEIVING NEW UNITS FOR YOUR OWN ACCOUNT IN EXCHANGE FOR EXISTING UNITS THAT WERE ACQUIRED AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES.

 Name: -------------------------------------------------------------------------

 Address: ----------------------------------------------------------------------

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers the number of Existing Units indicated above. Subject to and effective upon the acceptance for exchange of the number of Existing Units tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to the Existing Units tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuers and as Trustee under the Indenture for the Existing Units and New Units) to cause the Existing Units to be assigned, transferred and exchanged.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Existing Units tendered hereby and that the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Issuers. The undersigned hereby further represents that any New Units acquired in exchange for Existing Units tendered hereby will have been acquired in the ordinary course of business of the Holder receiving such New Units, whether or not such person is the Holder, that neither the Holder nor any such other person has any arrangement or understanding with any person to participate in the distribution of such New Units and that neither the Holder nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuers or any of its subsidiaries.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the Staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters to third parties, that the New Units issued in exchange for the Existing Units pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Issuers within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Units are acquired in the ordinary course of such holders' business and such holders have no arrangements or understandings with any person to participate in the distribution of such New Units. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Units. If the undersigned is a broker-dealer that will receive New Units for its own account in exchange for Existing Units that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Units; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuers to be necessary or desirable to complete the assignment, transfer and purchase of the Existing Units tendered hereby.

     The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer -- Terms of the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Issuers), as more particularly set forth in the Prospectus, the Issuers may not be required to exchange any of the Existing Units tendered hereby and, in such event, the Existing Units not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns, trustees in bankruptcy or other legal representatives of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal Rights."

     Unless otherwise indicated under "Special Issuance Instructions" or "Special Delivery Instructions" in this Letter of Transmittal, certificates for all New Units delivered in exchange for tendered Existing Units, and any Existing Units delivered herewith but not exchanged, will be registered in the name(s) of the undersigned and shall be delivered to the undersigned at the address shown below the signature(s) of the undersigned. If a New Unit is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if a New Unit is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Existing Units are surrendered by Holder(s) that have completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by an Eligible Institution (defined in Instruction 4).

     Holders of Existing Units who wish to tender their Existing Units and (i) whose Existing Units are not immediately available or (ii) who cannot deliver their Existing Units, this Letter of Transmittal or any other documents required hereby to the Exchange Agent, or cannot complete the procedures for book-entry transfer or for confirmation of blocking instructions, prior to the Expiration Date, may tender their Existing Units according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange
Offer -- Guaranteed Delivery Procedures." See Instruction 1 regarding the completion of the Letter of Transmittal printed below.

     For purposes of the Exchange Offer, the Issuers shall be deemed to have accepted validly tendered Existing Units when, as and if the Issuers have given oral or written notice thereof to the Exchange Agent.

     The undersigned understands that tenders of Existing Units pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering Old Units" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offer.

                                 SIGNATURE PAGE
                        PLEASE SIGN HERE WHETHER OR NOT
              EXISTING UNITS ARE BEING PHYSICALLY TENDERED HEREBY


X                                                             ---------------------------------     ,2005
------------------------------------------------------------                 DATE

X                                                             ---------------------------------     ,2005
------------------------------------------------------------                 DATE
SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY

Area Code and Telephone Number: ---------------------------------------

     The above lines must be signed by the registered Holder(s) of Existing Units as their name(s) appear(s) on the Existing Units, or on a security position listing as the owner of Existing Units, or by a person or persons authorized to become registered Holder(s) by a properly completed bond power from the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Existing Units to which this Letter of Transmittal relates are held of record by two or more joint Holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must (i) set forth his or her full title below and (ii) unless waived by the Issuers, submit evidence satisfactory to the Issuers of such person's authority to act. See Instruction 4 regarding the completion of this Letter of Transmittal printed below.

Name(s):
--------------------------------------------------------------------------------
                                     (PLEASE PRINT)

Capacity:
--------------------------------------------------------------------------------
                                        (TITLE)

Address:
--------------------------------------------------------------------------------
                                   (INCLUDE ZIP CODE)

           Signature(s) Guaranteed by an Eligible Institution (if required by
                                     Instruction 4):

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                    (TITLE)

--------------------------------------------------------------------------------
                                 (NAME OF FIRM)

Dated:   , 2005

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. All physically delivered Existing Units or confirmation of any book-entry transfer or blocking instructions, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to expiration of the Exchange Offer (the "Expiration Date").

     Holders whose certificates for Existing Units are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedures for book-entry transfer on a timely basis, may tender their Existing Units pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined in Instruction 4 below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery), substantially in the form provided by the Issuers, setting forth the name and address of the Holder of Existing Units and the amount of Existing Units tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Existing Units, or a book-entry confirmation, as the case may be, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Existing Units, in proper form for transfer, or a book-entry confirmation, as the case may be, and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within five NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE EXISTING UNITS AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF EXISTING UNITS ARE SENT BY MAIL, IT IS SUGGESTED THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT THE DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

     2. Tender by Holder. Only a Holder of Existing Units may tender such Existing Units in the Exchange Offer. Any beneficial holder of Existing Units who is not the registered Holder and who wishes to tender should arrange with the registered Holder to execute and deliver this Letter of Transmittal on his or her behalf or must, prior to completing and executing this Letter of Transmittal and delivering his or her Existing Units, either make appropriate arrangements to register ownership of the Existing Units in such holder's name or obtain a properly completed bond power from the registered Holder.

     3. Partial Tenders. Tenders of Existing Units will be accepted only in integral multiples of whole Existing Units (no fractions of New Units will be accepted). If less than the number of any Existing Units is tendered, the tendering Holder should fill in the number of units tendered in the fourth column of the box entitled "Description of Existing Units" above. The total number of Existing Units delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the total number of a Holder's Existing Units is not tendered, then Existing Units for the number of Existing Units not tendered and a certificate or certificates representing New Units issued in exchange for any Existing Units accepted for exchange will be sent to the Holder at his or her registered address (unless a different address is provided in the appropriate box on this Letter of Transmittal) promptly after the Existing Units are accepted for exchange.

     4. Signatures on this Letter of Transmittal; Endorsements and Powers of Attorney; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered Holder(s) of the Existing Units tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC, Euroclear or Clearstream, the signature must correspond with the name as it appears on the security position listing as the owners of the Existing Units.

     If any tendered Existing Units are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Existing Units are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

     Signatures on this Letter of Transmittal must be guaranteed by an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution"), unless the Existing Units tendered hereby are tendered (i) by a registered Holder who has not completed the box entitled "Special Registration Instructions" or "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution.

     If this Letter of Transmittal is signed by the registered Holder(s) of Existing Units (which term, for the purposes described herein, shall include a participant in DTC, Euroclear or Clearstream whose name appears on a security listing as the owner of the Existing Units) listed and tendered hereby, no endorsements of the tendered Existing Units or separate written instruments of transfer or exchange are required. In any other case, the registered Holder(s) (or acting Holder) must either properly endorse the Existing Units or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the Existing Units, and, with respect to a participant in DTC, Euroclear or Clearstream whose name appears on a security position listing as the owner of Existing Units, exactly as the name of the participant appears on such security position listing), with the signature(s) on the Existing Units or bond power guaranteed by an Eligible Institution (except where the Existing Units are tendered for the account of an Eligible Institution).

     If this Letter of Transmittal or any certificates, bond powers or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Issuers, proper evidence satisfactory to the Issuers of their authority to so act must be submitted.

     5. Special Issuance and Delivery Instructions. Tendering Holders should indicate, in the applicable box or boxes, the name and address (or account at DTC, Euroclear or Clearstream, as applicable) in which New Units or substitute Existing Units not tendered or not accepted for exchange are to be issued (or deposited), if different from the name and address or accounts of the person(s) signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated and the tendering Holder should complete the applicable box.

     If no such instructions are given, such New Units (and Existing Units not tendered or not accepted) will be issued in the name of and sent to the acting Holder of the Existing Units or deposited at such Holder's account at DTC, Euroclear or Clearstream, as applicable.

     6. Tax Identification Number. A Holder whose Existing Units are accepted for exchange is required to provide the Issuers with such Holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 provided below, and to certify whether the Holder is subject to federal backup withholding and that the Holder is a United States person. If the Issuers are not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the IRS. In addition, if the Holder does not furnish the Issuers with a TIN in the required manner, the Issuers are required to withhold a percentage (currently 28%) of any reportable payment, if any, made to a Holder of Existing Units pursuant to this Exchange Offer (as well any future reportable payment made to a Holder with respect to New Units). Certain Holders are not subject to these federal backup withholding requirements. A non-United States person may qualify as an exempt recipient by submitting to the Issuers a properly completed IRS Form W-8BEN. Holders are urged to consult their own tax advisors to determine whether they are exempt.

     SEE "IMPORTANT TAX INFORMATION" AND THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 BELOW FOR ADDITIONAL INSTRUCTIONS.

     7. Transfer Taxes. The Issuers will pay all transfer taxes, if any, applicable to the exchange of Existing Units pursuant to the Exchange Offer. If, however, certificates representing New Units or Existing Units not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name(s) of, any person(s) other than the registered Holder(s) of the Existing Units tendered hereby, or if tendered Existing Units are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Existing Units pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder(s) or on any other person(s)) will be payable by the tendering Holder(s). If satisfactory evidence of payment of such transfer taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder(s).

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Existing Units listed in this Letter of Transmittal.

     8. Waiver of Conditions. The Issuers reserve the absolute right to amend, waive or modify conditions to the Exchange Offer in the case of any Existing Units tendered (and to refuse to do so).

     9. No Conditional Transfers. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Existing Units, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Existing Units for exchange.

     Neither the Issuers, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Existing Units, nor shall any of them incur any liability for failure to give any such notice.

     10. Mutilated, Lost, Stolen or Destroyed Existing Units. Any tendering Holder whose Existing Units have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at one of the addresses indicated herein for further instructions.

     11. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery or the "Guidelines for Certification of Taxpayer Identification Number" on Substitute Form W-9 may be directed to the Exchange Agent at the address and telephone number set forth above.

                           IMPORTANT TAX INFORMATION

     Under current United States federal income tax law, a Holder exchanging Existing Units is required to provide the Issuers with such Holder's correct taxpayer identification number ("TIN") (generally, a social security number, individual taxpayer identification number or employer identification number) on Substitute Form W-9 provided below, and to certify whether the Holder is subject to federal backup withholding and that the Holder is a United States person. If the Issuers are not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the IRS. In addition, if (a) the Holder does not furnish the Issuers with a TIN in the required manner, (b) the IRS notifies the Issuers that the TIN provided is incorrect or (c) the Holder is required but fails to certify that the Holder is not subject to backup withholding, federal backup withholding will apply. If federal backup withholding applies, the Issuers or other payer are required to withhold a percentage (currently 28%) of any reportable payment made to a Holder of Existing Units pursuant to this Exchange Offer (as well any future reportable payment made to a Holder with respect to New Units). Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

     If the Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such Holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9, and complete the Certificate of Awaiting

Taxpayer Identification Number below. If "Applied For" is written in Part I and the Issuers are not provided with a TIN within 60 days, the Issuers will remit any previously withheld amounts to the IRS as backup withholding.

     Certain Holders (including, among others, all corporations and certain non-United States persons) are not subject to these federal backup withholding requirements. Exempt Holders other than non-United States persons should indicate their exempt status on Substitute Form W-9 by furnishing their TIN, writing "Exempt" on the face of the form and signing and dating the form. A non-United States person must provide certification of foreign status as set forth below. Holders are urged to consult their own tax advisors to determine whether they are exempt.

     A non-United States person may qualify as an exempt recipient by submitting to the Issuers a properly completed IRS Form W-8BEN, provided below, signed under penalty of perjury, certifying that the person is a non-United Stated person and is the beneficial owner of any payment received. Only the beneficial owner of a reportable payment subject to federal backup withholding should use Form W-8BEN. In general, a person is not a beneficial owner of income if the person is receiving the income as nominee, agent or custodian, or to the extent the person is a conduit whose participation in the transaction is disregarded. Certain other foreign persons, such as a withholding foreign partnership, withholding foreign trust or an intermediary, should also not use Form W-8BEN, but should use an alternate form of a Form W-8. Consult your tax advisor for more information. Failure to provide Form W-8BEN may result in withholding at a 30% rate (foreign person withholding) or federal backup withholding (currently 28%).

     SEE THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 BELOW FOR ADDITIONAL INSTRUCTIONS.

                       (DO NOT WRITE IN THE SPACE BELOW)

ACCOUNT NUMBER:                                                                             TRANSACTION CODE NUMBER:

CERTIFICATE                              EXISTING                     EXISTING
SURRENDERED                              UNITS TENDERED               UNITS ACCEPTED

Delivery Prepared By:                    Checked By:                                          Dated:

          TO BE COMPLETED BY ALL TENDERING HOLDERS (SEE INSTRUCTION 6)

-------------------------------------------------------------------------------------------------------------
PAYOR'S NAME: PHIBRO ANIMAL HEALTH CORPORATION AND PHILIPP BROTHERS NETHERLANDS III B.V.
-------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                         NAME:                                   [ ] Individual
 FORM W-9                           ADDRESS:                                [ ] Partnership
                                                                            [ ] Corporation
                                                                            [ ] Other (specify)
                                                                            [ ] Exempt from backup
                                                                                withholding
                                   --------------------------------------------------------------------------
                                    PART I. TAXPAYER                       SSN: -----------------------
                                    IDENTIFICATION NUMBER (TIN)            or
                                                                           EIN: -----------------------
                                    Please provide your Taxpayer
                                    Identification Number in the space at
                                    right and certify by signing and
                                    dating below. If awaiting TIN, write
                                    "Applied For."
                                   --------------------------------------------------------------------------
                                    PART II. CERTIFICATION
                                    Under penalties of perjury, I certify that:
                                    (1) The number shown on this form is my correct Taxpayer Identification
                                        Number (or I am waiting for a number to be issued to me); and
                                    (2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
                                    (3) I am a U.S. person (including a U.S. resident alien).
                                   --------------------------------------------------------------------------

                                    CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup
 DEPARTMENT OF THE TREASURY         withholding because of underreporting interest or dividends on your tax
 INTERNAL REVENUE SERVICE           return.
                                    Signature
 REQUEST FOR TAXPAYER               --------------------------------------------------------------------
 IDENTIFICATION NUMBER
 (TIN) AND CERTIFICATION            Date:-------------------------, 2005
 ------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN IRS PENALTIES AND BACKUP WITHHOLDING (AT A CURRENT RATE OF 28%) WITH RESPECT TO ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER OR UNDER THE TERMS OF THE NEW UNITS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, a portion of all payments (28% or such rate as may apply in the year of payment) made to me thereafter will be withheld until I provide a number.

Signature: ---------------------------------------------------------------------

Name (Please
Print): -----------------------------------------------------------------------

Date: ------------------------------ , 2005

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER -- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the proper identification number to give:

--------------------------------------------------------
                                GIVE THE NAME AND
                                SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:       NUMBER OF --
--------------------------------------------------------
1.   Individual account         The individual
2.   Two or more individuals    The actual owner of the
     (joint account)            account or, if combined
                                funds, the first
                                individual on the
                                account(1)
3.   Custodian account of a     The minor(2)
     minor (Uniform Gift to
     Minors Act)
4.   a. The usual revocable     The grantor-trustee(1)
        savings trust
        (grantor is also
        trustee)
     b. The so-called trust     The actual owner(1)
        account that is not a
        legal or valid trust
        under state law
5.   Sole proprietorship or     The owner(3)
     single-owner limited
     liability company

------------------------------------------------------

--------------------------------------------------------
                                GIVE THE NAME AND
                                EMPLOYER
                                IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:       NUMBER OF --
--------------------------------------------------------
 6.  A valid trust estate, or   Legal entity (do not
     pension trust              furnish the
                                identification number of
                                the personal
                                representative or
                                trustee unless the legal
                                entity itself is not
                                designated in the
                                account title)(4)
 7.  Corporation or limited     The corporation
     liability company
     validly electing to be
     taxed as a corporation
 8.  Association, club,         The organization
     religious, charitable,
     educational, or other
     tax-exempt organization
 9.  Partnership or multi-      The partnership
     member limited liability
     company
10.  A broker or registered     The broker or nominee
     nominee
11.  Account with the           The public entity
     Department of
     Agriculture in the name
     of a public entity (such
     as a State or local
     government, school
     district, or prison)
     that receives
     agricultural program
     payments

------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's social security number.
(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or employment identification number.
(4) List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

               GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                            NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

  - An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under Section 403(b)(7).

  - The United States or any agency or instrumentality thereof.

  - A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

  - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

  - An international organization or any agency, or instrumentality thereof.

PAYEES THAT MAY BE EXEMPT FROM BACKUP WITHHOLDING:

  - A corporation.

  - A foreign central bank of issue.

  - A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

  - A futures commission merchant registered with the Commodity Futures Trading Commission.

  - A real estate investment trust.

  - An entity registered at all times during the tax year under the Investment Company Act of 1940.

  - A common trust fund operated by a bank under section 584(a).

  - A financial institution.

  - A middleman known in the investment community as a nominee or custodian.

  - A trust exempt from tax under section 664 or described in section 4947.

PAYMENTS OF DIVIDENDS AND PATRONAGE DIVIDENDS NOT GENERALLY SUBJECT TO BACKUP WITHHOLDING INCLUDE THE FOLLOWING:

  - Payments to nonresident aliens subject to withholding under section 1441.

  - Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident alien partner.

  - Payments made by certain foreign organizations.

  - Payments of patronage dividends not paid in money.

  - Section 404(k) distributions made by an ESOP.

PAYMENTS OF INTEREST NOT GENERALLY SUBJECT TO BACKUP WITHHOLDING INCLUDE THE
FOLLOWING:

  - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

  - Payments of tax-exempt interest (including exempt-interest dividends under section 852).

  - Payments described in section 6049(b)(5) to non-resident aliens.

  - Payments on tax-free covenant bonds under section 1451.

  - Payments made by certain foreign organizations.

  - Mortgage or student loan interest paid to you.

Exempt payees described above should file a Substitute Form W-9 to avoid possible erroneous backup withholding.

FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N.

PRIVACY ACT NOTICE. -- Section 6109 requires most recipients of dividends, interest, or other payments to provide identifying number for identification purposes and to help verify the accuracy of your return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% (under current law) of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES.

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

Form W-8BEN                  CERTIFICATE OF FOREIGN STATUS OF BENEFICIAL OWNER          OMB No. 1545-1621
                                     FOR UNITED STATES TAX WITHHOLDING
(Rev. December 2000)       - SECTION REFERENCES ARE TO THE INTERNET REVENUE CODE.
                                        - SEE SEPARATE INSTRUCTIONS.
Department of the        - GIVE THIS FORM TO THE WITHHOLDING AGENT OR PAYER. DO NOT
Treasury                                      SEND TO THE IRS.
Internal Revenue
Service
------------------------------------------------------------------------------------------------------------

DO NOT USE THIS FORM FOR:                                     INSTEAD, USE FORM:

 --  A U.S. citizen or other U.S. person, including a resident alien
     individual............................................................W-9
 --  A person claiming an exemption from U.S. withholding on income effectively connected with the conduct of a trade or business in the
     United States......................................................W-8ECI
 --  A foreign partnership, a foreign simple trust, or a foreign grantor trust
     (see instructions for exceptions)........................W-8ECI or W-8IMY
 --  A foreign government, international organization, foreign central bank of issue, foreign tax exempt organization, foreign private foundation, or government of a U.S. possession that received effectively connected income or that is claiming the applicability of sections(s) 115(2),
     501(c), 892, 895, or 1443(b) (see instructions)..........W-8ECI or W-8EXP
NOTE: These entities should use Form W-8BEN if they are claiming treaty benefits or are providing the form only to claim they are a foreign person exempt from backup withholding.
 --  A person acting as an intermediary.................................W-8IMY

NOTE: See instructions for additional exceptions.
--------------------------------------------------------------------------------
 PART I    IDENTIFICATION OF BENEFICIAL OWNER (SEE INSTRUCTIONS.)
--------------------------------------------------------------------------------

  1   Name of individual organization that is the beneficial owner    2  Country of incorporation or organization

--------------------------------------------------------------------------------------------------------------------

  3   Type of beneficial owner:             [ ] Individual    [ ] Corporation    [ ] Disregarded       [ ] Partnership
                                                                                 entity

      [ ] Complex trust                     [ ] Estate        [ ] Government                           [ ] International

      [ ] Grantor trust                     [ ] Tax-exempt    [ ] Private                              organization

      [ ] Central bank of issue             organization      foundation

  3  [ ] Simple
     trust

--------------------------------------------------------------------------------------------------------------------
  4   Permanent residence address (street, apt. or suite no., or rural route). DO NOT USE A P.O. BOX OR IN-CARE-OF
      ADDRESS.

--------------------------------------------------------------------------------------------------------------------
      City or town, state or province. Include postal code where      Country (do not abbreviate)
      appropriate.

--------------------------------------------------------------------------------------------------------------------
  5   Mailing address (if different from above)

--------------------------------------------------------------------------------------------------------------------
      City or town, state or province. Include postal code where      Country (do not abbreviate)
      appropriate.

--------------------------------------------------------------------------------------------------------------------

  6   U.S. taxpayer identification number, if required (see           7 Foreign tax identifying number, if any (optional)
      instructions)
      [ ] SSN or ITIN   [ ] EIN
---------------------------------------------------------------------------------------------------------------------------
  8   Reference number(s) (see instructions)


--------------------------------------------------------------------------------
 PART II    CLAIM OF TAX TREATY BENEFITS (if applicable)
--------------------------------------------------------------------------------

 9   I CERTIFY THAT (CHECK ALL THAT APPLY):
 A   [ ]  The beneficial owner is a resident of  ______________ within the meaning of the income tax treaty between the United
          States and that country.
 B   [ ]  If required, the U.S. taxpayer identification number is stated on line 6 (see instructions).
 C   [ ]  The beneficial owner is not an individual, derives the item
          (or items) of income for which the treaty benefits are
          claimed, and, if applicable, meets the requirements of the treaty provision dealing with limitation on benefits (see
          instructions).
 D   [ ]  The beneficial owner is not an individual, is claiming treaty benefits for dividends received from a foreign
          corporation or interest from a U.S. trade or business of a foreign corporation, and meets qualified resident status
          (see instructions).
 E   [ ]  The beneficial owner is related to the person obligated to pay the income within the meaning of section 267(b) or
          707(b), and will file Form 8833 if the amount subject to
          withholding received during a calendar year exceeds, in the aggregate, $500,000.
10   SPECIAL RATES AND CONDITIONS (if applicable -- see instructions):
     The beneficial owner is claiming the provisions of Article
      ______________ of the treaty identified on line 9a above to claim a  ______________ % rate of withholding on (specify type of income):
     Explain the reasons the beneficial owner meets the terms of the treaty article

--------------------------------------------------------------------------------
 PART III    NOTIONAL PRINCIPAL CONTRACTS
--------------------------------------------------------------------------------

11   [ ]  I have provided or will provide a statement that identifies those notional principal contracts from which the income is
          NOT effectively connected with the conduct of a trade or
          business in the United States. I agree to update this
          statement as required.

--------------------------------------------------------------------------------
 PART IV    CERTIFICATION
--------------------------------------------------------------------------------
Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:
 -- am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates,
 -- The beneficial owner is not a U.S. Person, -- The income to which this form relates is not effectively connected with the conduct of a trade or business in the United States or is effectively connected but is not subject to tax under an income tax treaty, AND
 -- For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions.
Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.


SIGN HERE   -            -----------------------------------------------------------
                         Signature of beneficial owner (or individual authorized to sign for beneficial owner)

SIGN HERE   -           ----------------        ------------------
                       Date (MM-DD-YYYY)     Capacity in which acting

--------------------------------------------------------------------------------

FOR PAPERWORK REDUCTION ACT NOTICE, SEE SEPARATE INSTRUCTIONS.          Cat. No.
25047Z                                                Form W-8BEN (Rev. 12-2000)